Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. Third Quarter 2022 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 2 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to coronavirus strain COVID-19 (“COVID-19”), our future responses to and the impact of COVID-19 on our Company, our expectations about future financial results, our expectations regarding current supply constraints, our expectations regarding backlog shipments, future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 3 Table of Contents ◦ Solutions Integrator Strategy ◦ Areas of Expertise ◦ 2027 KPIs for Success ◦ Solutions at Work ◦ Third Quarter 2022 Highlights and Performance ◦ Liquidity and Debt Covenants ◦ 2022 Outlook ◦ Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 4 Our strategy is to become THE leading SOLUTIONS INTEGRATOR The pillars of our strategy are: Captivate Clients Sell Solutions Deliver Differentiation Champion our Culture Solutions Integrator Systems Integrator Reseller Distributor ≠

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 5 Well Positioned to Help Organizations

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 6 2027 KPIs for Success KPIs 2027 Existing: EBITDA Margin* 6.5% - 7.0% ROIC* >25% New Metrics: Core services GP | 5-year CAGR 16% - 20% Cloud GP | 5-year CAGR 16% - 20% Adjusted DEPS* | 5-year CAGR 19% - 22% Free cash flow as % Adjusted net income* >90% *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable. Note: Insight Core services is defined as services we deliver and manage. Free cash flow is defined as cash flow from operations minus capital expenditures.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 7 Innovation for Large Grocer Fuels Digital Growth The challenge: The results: • Optimize data so it can be monetized • Alleviate labor intensive tasks • Support goal to drive 50% of growth through digital sources • Support corporate initiative to introduce health clinics The solution: • Develop real time digital pricing to respond to changes in supply and demand • Utilize sensors to remotely adjust freezer temperatures and automatically adjust lighting • Develop a Mobile health application to support customer engagement in new health clinics • Significant time savings related to price updates • Contribution to digital growth • Improved sustainability • Improved customer engagement and experience

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 8 Fire Department Cuts Emergency Response Times in Half with Real-Time Data The challenge: The results: • Shift legacy data system to cloud- based infrastructure • Solution capable to manage hundreds of millions of pieces of incoming data • Develop a unified view of all incoming data with real-time reporting to support decision- making The solution: • Build solution around modern tools – Data Bricks, PowerBI • Utilize Insight developed IP (LENS) to ingest data from multiple sources, rapidly centralizing and structuring data to consume in business outcomes • Develop dashboard to see all vehicles and personnel in real time • Optimize staging of 15,000 vehicles and assets • 2X faster emergency response times • Improve safety and service for 4 million+ major metropolitan population • Real-time data supporting 3,000+ uniformed personnel

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 9 Q3 2022 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures ** Reference “Constant currency” section on slide 2 of this presentation *** For the twelve months ended September 30, 2022 $2.5B NET SALES increase of 4% constant currency up 6%** MARGINS & METRICS GROSS MARGIN 15.8% up 90 bps ADJUSTED SG&A* AS A PERCENT OF NET SALES 11.5% up 40 bps GAAP 12.2%, up 80 bps ADJUSTED SG&A* AS A PERCENT OF GROSS PROFIT 73.2% down 110 bps GAAP 77.2%, up 70 bps ADJUSTED EFO* MARGIN 4.2% up 40 bps GAAP 3.6%, up 20 bps $399M GROSS PROFIT increase of 10% 48% services as a percent of total gross profit*** 19% cloud as a percent of total gross profit*** SERVICE DELIVERY SCALE HEADCOUNT Consulting, Managed, Prof & Lifecycle >5,500 CASH FLOWS AND CASH CYCLE CASH CONVERSION CYCLE 46 DAYS up 9 days NET CASH FROM OPERATIONS Days sales outstanding (DSO) 7 days Days inventory outstanding (DIO) 4 days Days purchases outstanding (DPO) -2 days EARNINGS ADJUSTED EARNINGS FROM OPERATIONS (EFO)* $107M increase of 14% GAAP $90M, up 9% ADJUSTED DILUTED EARNINGS PER SHARE (DEPS)* $1.99 increase of 6% GAAP $1.58, up 5% SEGMENTS NORTH AMERICA EMEA** APAC** $2.1B increase of 4% NET SALES ADJUSTED EFO*GROSS PROFIT $380M increase of 12% $333M increase of 16% $99M increase of 18% $52M increase of 5% $55M increase of 21% $15M increase of 9% $4M decrease of 8% $5M increase of 27% $236M QTD/ $(206)M YTD

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 10 Trailing twelve months $2.5B NET SALES increase of 4% y/y constant currency up 6%** $399M GROSS PROFIT increase of 10% y/y $10.5B* increase of 15% y/y * For the twelve months ended September 30, 2022 ** Reference “Constant currency” section on slide 2 of this presentation $1.6B* increase of 14% y/y Trailing twelve months $2.4B $2.6B $2.7B $2.7B $2.5B Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $8.3B $9.2B $9.4B $9.9B $10.4B $10.5B 2020 Q3-21 2021 Q1-22 Q2-22 Q3-22 $365M $385M $379M $438M $399M Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $1.3B $1.4B $1.4B $1.5B $1.6B $1.6B 2020 Q3-21 2021 Q1-22 Q2-22 Q3-22 14.9% 15.0% 14.3% 16.0% 15.8% 15.6% 15.3% 15.3% 15.1% 15.0% 15.3% Gross Margin

SERVICES NET SALES

$365M increase of 13% y/y



$323M
$352M
$341M
$394M
$365M
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

Trailing twelve months

$1.5B* increase of 15% y/y



$1,168M
$1,266M
$1,316M
$1,357M
$1,410M
$1,452M
2020
Q3-21
2021
Q1-22
Q2-22
Q3-22

SERVICES GROSS PROFIT

$187M increase of 10% y/y



Gross Margin
53%
53%
52%
57%
51%
$170M
$185M
$176M
$225M
$187M
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

Trailing twelve months

$772M* increase of 13% y/y



53%
54%
54%
53%
54%
53%
$625M
$685M
$708M
$724M
$756M
$772M
2020
Q3-21
2021
Q1-22
Q2-22
Q3-22

Insight

* For the twelve months ended September 30, 2022

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 12 Trailing twelve months $59M INSIGHT CORE SERVICES GROSS PROFIT increase of 9% y/y $82M CLOUD GROSS PROFIT increase of 27% y/y $246M* increase of 14% y/y * For the twelve months ended September 30, 2022 Note: Insight Core services is defined as services we deliver and manage. $312M* increase of 23% y/y Trailing twelve months $55M $58M $61M $67M $59M Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $196M $215M $221M $231M $241M $246M 2020 Q3-21 2021 Q1-22 Q2-22 Q3-22 $65M $63M $64M $103M $82M Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $218M $254M $264M $270M $294M $312M 2020 Q3-21 2021 Q1-22 Q2-22 Q3-22 26% 26% 27% 28% 25% Gross Margin 27% 27% 27% 27% 27% 27%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 13 Trailing twelve months $107M EARNINGS increase of 14% y/y $1.99 ADJUSTED DILUTED EARNINGS PER SHARE** increase of 6% y/y $441M* increase of 25% y/y $8.61* increase of 26% y/y Trailing twelve months $94M $103M $90M $142M $107M Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $322M $352M $362M $384M $428M $441M 2020 Q3-21 2021 Q1-22 Q2-22 Q3-22 $1.87 $2.03 $1.81 $2.78 $1.99 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $6.19 $6.83 $7.10 $7.61 $8.49 $8.61 2020 Q3-21 2021 Q1-22 Q2-22 Q3-22 * For the twelve months ended September 30, 2022 ** See Appendix for reconciliation of non-GAAP measures ADJUSTED EARNINGS FROM OPERATIONS (EFO)**

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 14 Liquidity and Debt Covenants Twelve Months Ended September 30, US Dollars in $000s 2022 2021 Adjusted Consolidated EBITDA Net income $ 265,264 $ 210,600 Interest expense 41,213 40,838 Taxes 88,939 70,930 Depreciation and amortization of property and equipment 22,711 24,259 Amortization of intangible assets 32,763 32,077 Other* 15,429 (2,096) Adjusted consolidated EBITDA $ 466,319 $ 376,608 Add: Non-cash stock-based compensation 20,775 19,923 Less: Capital expenditures (83,338) (31,507) Adjusted consolidated EBITDAS for FCCR Ratio $ 403,756 $ 365,024 Taxes and interest** $ 109,181 $ 87,380 Fixed Charge Coverage Ratio 3.7 4.2 Fixed Charge Coverage $403,756 $109,181 EBITDA-Dividends-CAPEX Fixed Charges $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 Total Leverage Ratio $784,317 $487,094 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, and (iv) certain acquisition and integration related expenses. ** Tax Expense plus Interest Expense less non-cash imputed interest under the Company’s inventory financing facilities and the Company’s convertible notes. 3.7x 1.61x

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 15 2027 KPIs for Success KPIs TTM 9.30.2022 2027 Existing: EBITDA Margin* 4.4% 6.5% - 7.0% ROIC* 15.0% >25% New Metrics: Core services GP | 5-year CAGR 14% 16% - 20% Cloud GP | 5-year CAGR 30% 16% - 20% Adjusted DEPS* | 5-year CAGR 20% 19% - 22% Free cash flow as % Adjusted net income* Not meaningful >90% *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable. Note: Insight Core services is defined as services we deliver and manage. Free cash flow is defined as cash flow from operations minus capital expenditures.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 16 Full Year 2022 Outlook Assumptions: As of November 3, 2022 As of August 4, 2022 Full year net sales growth % change over prior year Low double digit Low double digit Interest expense $35 - $40 million $30 - $35 million Effective tax rate 25% - 26% 25% - 26% Adjusted diluted EPS* $8.65 - $8.75 $8.55 - $8.75 Average share count 35.1 to 35.2 million 35.4 million Capital expenditures $65 - $70 million $65 - $70 million Other Exclusions and Assumptions: • Excludes acquisition-related intangibles amortization expense of approximately $33 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses • Assumes no significant change in our debt instruments * Adjusted diluted earnings per share excludes severance and restructuring expense and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings and diluted earnings per share. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2022 forecast.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 18 Q3 2022 YTD | Financial Performance Nine Months Ended September 30, US Dollars in $000s, unless highlighted as constant currency* 2022 2021 Change Consolidated IEI Net sales $7,928,581 $6,870,090 15 % Net sales, constant currency 20 % Product net sales $6,828,726 $5,906,437 16 % Services net sales $1,099,855 $963,653 14 % Gross profit $1,216,008 $1,062,702 14 % Gross margin 15.3% 15.5% (20 bps) Gross profit, constant currency 15 % Product gross profit $628,943 $539,354 17 % Services gross profit $587,065 $523,348 12 % Selling, general, and administrative expenses $911,894 $827,275 10 % Selling, general, and administrative expenses, constant currency 13 % Adjusted selling, general, and administrative expenses** $877,663 $803,178 9 % Adjusted selling, general, and administrative expenses, constant currency** 12 % GAAP earnings from operations $299,684 $238,644 26 % Adjusted earnings from operations** $338,345 $259,524 30 % GAAP diluted earnings per share $5.53 $4.27 30 % Adjusted diluted earnings per share** $6.58 $5.08 30% * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Consolidated IEI Financial Metrics

Three Months Ended	Q3-21	Q4-21	Q1-22	Q2-22	Q3-22
Net Sales YoY	26%	12%	21%	23%	4%
Gross margin	14.9%	15.0%	14.3%	16.0%	15.8%
GAAP EFO	$83.2M	$93.4M	$79.8M	$129.6M	$90.3M
GAAP EFO YoY	35%	12%	19%	46%	9%
GAAP EFO Margin	3.4%	3.6%	3.0%	4.7%	3.6%
Adjusted EFO*	$93.5M	$102.9M	$89.6M	$141.7M	$107.1M
Adjusted EFO* YoY	30%	12%	31%	45%	14%
Adjusted EFO Margin*	3.8%	4.0%	3.4%	5.2%	4.2%
GAAP Diluted EPS	$1.51	$1.69	$1.53	$2.42	$1.58
GAAP Diluted EPS YoY	37%	13%	30%	53%	5%
Adjusted Diluted EPS*	$1.87	$2.03	$1.81	$2.78	$1.99
Adjusted Diluted EPS* YoY	36%	15%	39%	46%	6%

* See Appendix for reconciliation of non-GAAP measures

Trailing Twelve Months	2020	Q3-21	2021	Q1-22	Q2-22	Q3-22
Net Sales YoY	8%	10%	13%	18%	20%	15%
Gross margin	15.6%	15.3%	15.3%	15.1%	15.0%	15.3%
GAAP EFO	$271.6M	$321.7M	$332.1M	$344.9M	$386.0M	$393.1M
GAAP EFO YoY	13%	26%	22%	21%	29%	22%
GAAP EFO Margin	3.3%	3.5%	3.5%	3.5%	3.7%	3.7%
Adjusted EFO*	$322.4M	$351.7M	$362.5M	$383.7M	$427.7M	$441.3M
Adjusted EFO* YoY	14%	13%	12%	18%	30%	25%
Adjusted EFO Margin*	3.9%	3.8%	3.8%	3.9%	4.1%	4.2%
GAAP Diluted EPS	$4.87	$5.77	$5.95	$6.30	$7.15	$7.22
GAAP Diluted EPS YoY	10%	26%	22%	24%	33%	25%
Adjusted Diluted EPS*	$6.19	$6.83	$7.10	$7.61	$8.49	$8.61
Adjusted Diluted EPS* YoY	14%	14%	15%	23%	34%	26%

Insight.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 20 Services Financial Metrics Three Months Ended Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Services Revenue $323M $352M $341M $394M $365M Services Revenue YoY 18% 17% 14% 16% 13% Services Gross Profit $170M $185M $176M $225M $187M Insight Core Services Gross Profit $55M $58M $61M $67M $59M Agent Services* Gross Profit $116M $127M $115M $157M $127M Services Gross Profit YoY 16% 14% 10% 16% 10% Insight Core Services Gross Profit YoY 19% 12% 20% 18% 9% Agent Services * Gross Profit YoY 15% 15% 6% 16% 10% Services Gross Margin 53% 53% 52% 57% 51% Insight Core Services Margin 26% 26% 27% 28% 25% Agent Services* Margin 100% 99% 100% 100% 100% Trailing Twelve Months 2020 Q3-21 2021 Q1-22 Q2-22 Q3-22 Services Revenue $1,168M $1,266M $1,316M $1,357M $1,410M $1,452M Services Revenue YoY 17% 9% 13% 16% 16% 15% Services Gross Profit $625M $685M $708M $724M $756M $772M Insight Core Services Gross Profit $196M $215M $221M $231M $241M $246M Agent Services* Gross Profit $429M $470M $487M $493M $514M $526M Services Gross Profit YoY 18% 13% 13% 14% 14% 13% Insight Core Services Gross Profit YoY 17% 5% 13% 18% 17% 14% Agent Services* Gross Profit YoY 18% 16% 14% 12% 13% 12% Services Gross Margin 53% 54% 54% 53% 54% 53% Insight Core Services Margin 27% 27% 27% 27% 27% 27% Agent Services* Margin 100% 100% 100% 100% 100% 100% Note 1: Insight Core services is defined as services we deliver and manage. Note 2: Numbers may not foot due to immaterial rounding. * Represents agent services other than those included in Insight Core services.

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

US Dollars in $000s, except per share data	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Adjusted Consolidated Earnings from Operations:					
GAAP consolidated EFO	$ 90,279	$ 83,151	$ 61,482	299,684	$ 238,644
Amortization of intangible assets	8,986	7,988	9,433	24,815	24,097
Other	7,829	2,396	926	13,846	(3,217)
Adjusted non-GAAP consolidated EFO	$ 107,094	$ 93,535	$ 71,841	$ 338,345	$ 259,524
GAAP EFO as a percentage of net sales	3.6%	3.4%	3.1%	3.8%	3.5%
Adjusted non-GAAP EFO as a percentage of net sales	4.2%	3.8%	3.7%	4.3%	3.8%
Adjusted Consolidated Net Earnings:					
GAAP consolidated net earnings	$ 57,316	$ 55,483	$ 38,906	$ 203,131	$ 157,212
Amortization of intangible assets	8,986	7,988	9,433	24,815	24,097
Amortization of debt discount and issuance costs	—	3,049	2,919	—	9,045
Other	7,829	2,396	926	13,846	(3,217)
Income taxes on non-GAAP adjustments	(4,295)	(3,172)	(3,335)	(9,773)	(7,133)
Adjusted non-GAAP consolidated net earnings	$ 69,836	$ 65,744	$ 48,849	$ 232,019	$ 180,004
Adjusted Diluted Earnings Per Share:					
GAAP diluted EPS	$ 1.58	$ 1.51	$ 1.10	$ 5.53	$ 4.27
Amortization of intangible assets	0.25	0.22	0.27	0.68	0.65
Amortization of debt discount and issuance costs	—	0.08	0.08	—	0.25
Other	0.22	0.07	0.02	0.38	(0.09)
Income taxes on non-GAAP adjustments	(0.12)	(0.09)	(0.09)	(0.27)	(0.19)
Impact of benefit from note hedge	0.06	0.08	—	0.26	0.19
Adjusted non-GAAP diluted EPS	$ 1.99	$ 1.87	$ 1.38	$ 6.58	$ 5.08
Shares used in diluted EPS calculation	36,340	36,745	35,348	36,714	36,860
Impact of benefit from note hedge	(1,187)	(1,509)	—	(1,468)	(1,403)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,153	35,236	35,348	35,246	35,457

Insight.

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 22 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended September 30, US Dollars in $000s 2022 2021 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 82,262 $ 74,269 Amortization of intangible assets 8,468 7,372 Other 7,792 1,999 Adjusted non-GAAP EFO from North America segment $ 98,522 $ 83,640 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 4,210 $ 4,988 Amortization of intangible assets 404 494 Other 35 397 Adjusted non-GAAP EFO from EMEA segment $ 4,649 $ 5,879 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 3,807 $ 3,894 Amortization of intangible assets 114 122 Other 2 — Adjusted non-GAAP EFO from APAC segment $ 3,923 $ 4,016 * Adjusted earnings from operations excludes (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 23 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) * The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation excludes amortization of intangible assets. This calculation remains consistent with the metric utilized in management’s compensation plan. ** Assumed tax rate of 26.0%. *** Average of previous five quarters. **** Computed as GAAP consolidated EFO, net of tax of $102,206 and $83,638 for the twelve months ended September 30, 2022 and September 30, 2021, respectively, divided by invested capital. ***** Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital. Twelve Months Ended September 30, US Dollars in $000s 2022 2021 Return on invested capital: GAAP consolidated EFO $ 393,101 $ 321,686 Amortization of intangible assets 32,763 32,077 Other 15,429 (2,096) Adjusted non-GAAP consolidated EFO * $ 441,293 $ 351,667 Income tax expense** 114,736 91,433 Adjusted non-GAAP consolidated EFO, net of tax $ 326,557 $ 260,234 Average stockholders’ equity*** $ 1,546,245 $ 1,367,940 Average debt*** 757,603 432,693 Average cash*** (120,026) (111,493) Invested Capital $ 2,183,822 $ 1,689,140 Adjusted non-GAAP ROIC (from GAAP consolidated EFO) **** 13.32% 14.09 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) ***** 14.95% 15.41%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 24 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) Three Months Ended September 30, Nine Months Ended September 30, US Dollars in $000s 2022 2021 2022 2021 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 308,253 $ 278,998 $ 911,894 $ 827,275 Less: Other* 16,089 7,988 34,231 24,097 Adjusted non-GAAP selling and administrative expenses $ 292,164 $ 271,010 $ 877,663 $ 803,178 GAAP selling and adminstrative expenses 12.2% 11.4% 11.5% 12.1 % Adjusted non-GAAP selling and administrative expenses 11.5% 11.1% 11.1% 11.7% $ 7,928,581 $ 6,870,090 Adjusted North America Selling and Administrative Expenses: GAAP selling and administrative expenses $ 249,745 $ 219,714 $ 728,833 $ 640,420 Less: Other* 15,571 7,372 32,588 22,229 Adjusted non-GAAP selling and administrative expenses $ 234,174 $ 212,342 $ 696,245 $ 618,191 GAAP selling and adminstrative expenses 11.9% 10.9% 11.4% 11.8 % Adjusted non-GAAP selling and administrative expenses 11.2% 10.5% 10.9% 11.4% $ 4,311,949 $ 5,434,286 * “Other” includes (i) amortization of intangible assets, (ii) certain executive recruitment and hiring-related expenses, and (iii) transformation costs.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 25 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) Three Months Ended September 30, Nine Months Ended September 30, US Dollars in $000s 2022 2021 2022 2021 Adjusted EMEA Selling and Administrative Expenses: GAAP selling and administrative expenses $ 47,527 $ 50,062 $ 151,225 $ 159,466 Less: Other* 404 494 1,291 1,491 Adjusted non-GAAP selling and administrative expenses $ 47,123 $ 49,568 $ 149,934 $ 157,975 GAAP selling and adminstrative expenses 12.5% 13.1% 11.3% 12.5 % Adjusted non-GAAP selling and administrative expenses 12.4% 13.0% 11.2% 12.4% $ 1,337,338,000 $ 1,277,658,000 Adjusted APAC Selling and Administrative Expenses: GAAP selling and administrative expenses $ 10,981 $ 9,222 31,836 27,389 Less: Other* 114 122 352 377 Adjusted non-GAAP selling and administrative expenses $ 10,867 $ 9,100 $ 31,484 $ 27,012 GAAP selling and adminstrative expenses 20.0% 20.0% 17.7% 17.3 % Adjusted non-GAAP selling and administrative expenses 19.8% 19.7% 17.5% 17.1% $ 124,514 $ 158,146 * “Other” includes amortization of intangible assets.

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

US Dollars in $000s, except per share data	Three Months Ended December 31, 2020	Three Months Ended December 31, 2021	Three Months Ended March 31, 2021	Three Months Ended March 31, 2022	Three Months Ended June 30, 2021	Three Months Ended June 30, 2022
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 83,042	$ 93,417	$ 67,024	$ 79,849	$ 88,469	$ 129,556
Amortization of intangible assets	7,980	7,948	8,041	7,925	8,068	7,904
Other	1,121	1,583	(6,740)	1,783	1,127	4,234
Adjusted non-GAAP consolidated EFO	$ 92,143	$ 102,948	$ 68,325	$ 89,557	$ 97,664	$ 141,694
GAAP EFO as a percentage of net sales	3.6%	3.6%	3.1%	3.0%	4.0%	4.7%
Adjusted non-GAAP EFO as a percentage of net sales	4.0%	4.0%	3.1%	3.4%	4.4%	5.2%
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 53,388	$ 62,133	$ 43,168	$ 56,631	$ 58,561	$ 89,184
Amortization of intangible assets	7,980	7,948	8,041	7,925	8,068	7,904
Amortization of debt discount and issuance costs	2,949	3,079	2,983	—	3,013	—
Other	1,121	1,583	(6,740)	1,783	1,127	4,234
Income taxes on non-GAAP adjustments	(3,021)	(3,192)	(919)	(2,400)	(3,042)	(3,079)
Adjusted non-GAAP consolidated net earnings	$ 62,417	$ 71,551	$ 46,533	$ 63,939	$ 67,727	$ 98,243
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 1.50	$ 1.69	$ 1.18	$ 1.53	$ 1.58	$ 2.42
Amortization of intangible assets	0.23	0.22	0.22	0.21	0.21	0.21
Amortization of debt discount and issuance costs	0.08	0.08	0.08	—	0.08	—
Other	0.03	0.04	(0.18)	0.05	0.03	0.11
Income taxes on non-GAAP adjustments	(0.08)	(0.09)	(0.03)	(0.06)	(0.08)	(0.08)
Impact of benefit from note hedge	—	0.09	0.03	0.08	0.09	0.12
Adjusted non-GAAP diluted EPS	$ 1.76	$ 2.03	$ 1.30	$ 1.81	$ 1.91	$ 2.78
Shares used in diluted EPS calculation	35,523	36,871	36,699	36,981	37,135	36,821
Impact of benefit from note hedge	—	(1,604)	(1,039)	(1,677)	(1,660)	(1,539)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,523	35,267	35,660	35,304	35,475	35,282

Insight.

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable.

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26

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

US Dollars in $000s, except per share data	2019	TTM Q3-20	2020	TTM Q1-21	TTM Q2-21	TTM Q3-21	2021	TTM Q1-22	TTM Q2-22	TTM Q3-22
Adjusted Consolidated Earnings from Operations:										
GAAP consolidated EFO	$ 240,594	$ 255,549	$ 271,575	$ 285,736	$ 300,017	$ 321,686	$ 332,061	$ 344,886	$ 385,973	$ 393,101
Amortization of intangible assets	22,985	38,950	37,535	35,468	33,522	32,077	32,045	31,929	31,765	32,763
Other	18,268	17,654	13,278	2,928	(3,566)	(2,096)	(1,634)	6,889	9,996	15,429
Adjusted non-GAAP consolidated EFO	$ 281,847	$ 312,153	$ 322,388	$ 324,132	$ 329,973	$ 351,667	$ 362,472	$ 383,704	$ 427,734	$ 441,293
GAAP EFO as a percentage of net sales	3.1%	3.1%	3.3%	3.4%	3.5%	3.5%	3.5%	3.5%	3.7%	3.7%
Adjusted non-GAAP EFO as a percentage of net sales	3.6%	3.7%	3.9%	3.9%	3.8%	3.8%	3.8%	3.9%	4.1%	4.2%
Adjusted Consolidated Net Earnings:										
GAAP consolidated net earnings	$ 159,407	$ 162,202	$ 172,640	$ 181,847	$ 194,023	$ 210,600	$ 219,345	$ 232,808	$ 263,431	$ 265,264
Amortization of intangible assets	22,985	38,950	37,535	35,468	33,522	32,077	32,045	31,929	31,765	32,763
Amortization of debt discount and issuance costs	4,223	11,461	11,585	11,737	11,864	11,994	12,124	9,141	6,128	3,079
Other	18,268	17,654	13,278	2,928	(3,566)	(2,096)	(1,634)	6,889	9,996	15,429
Income taxes on non-GAAP adjustments	(10,073)	(17,075)	(15,583)	(12,342)	(10,317)	(10,154)	(10,325)	(11,806)	(11,843)	(12,966)
Adjusted non-GAAP consolidated net earnings	$ 194,810	$ 213,192	$ 219,455	$ 219,638	$ 225,526	$ 242,421	$ 251,555	$ 268,961	$ 299,477	$ 303,569
Adjusted Diluted Earnings Per Share:										
GAAP diluted EPS	$ 4.43	$ 4.57	$ 4.87	$ 5.09	$ 5.36	$ 5.77	$ 5.95	$ 6.30	$ 7.15	$ 7.22
Amortization of intangible assets	0.64	1.10	1.06	0.99	0.93	0.88	0.87	0.86	0.86	0.89
Amortization of debt discount and issuance costs	0.12	0.32	0.33	0.33	0.33	0.33	0.33	0.25	0.17	0.08
Other	0.51	0.50	0.37	0.08	(0.10)	(0.06)	(0.04)	0.19	0.27	0.42
Income taxes on non-GAAP adjustments	(0.28)	(0.48)	(0.44)	(0.35)	(0.29)	(0.28)	(0.28)	(0.32)	(0.32)	(0.35)
Impact of benefit from note hedge	—	—	—	0.06	0.12	0.19	0.27	0.33	0.36	0.35
Adjusted non-GAAP diluted EPS	$ 5.42	$ 6.01	$ 6.19	$ 6.20	$ 6.35	$ 6.83	$ 7.10	$ 7.61	$ 8.49	$ 8.61
Shares used in diluted EPS calculation	35,959	35,502	35,444	35,708	36,176	36,526	36,863	36,933	36,855	36,753
Impact of benefit from note hedge	—	—	—	(260)	(674)	(1,052)	(1,453)	(1,612)	(1,583)	(1,501)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,959	35,502	35,444	35,448	35,502	35,474	35,410	35,321	35,272	35,252

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable.

Insight.

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27

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 28 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures* * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring- related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable. US Dollars in $000s, except per share data 2017 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 90,683 Amortization of intangible assets 16,812 Amortization of debt discount and issuance costs — Other 15,977 Income taxes on non-GAAP adjustments (8,946) Tax expense related to U.S. federal tax reform 13,363 Adjusted non-GAAP consolidated net earnings $ 127,889 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 2.50 Amortization of intangible assets 0.47 Amortization of debt discount and issuance costs — Other 0.44 Income taxes on non-GAAP adjustments (0.25) Impact of benefit from note hedge — Tax expense related to U.S. federal tax reform 0.37 Adjusted non-GAAP diluted EPS $ 3.53 Shares used in diluted EPS calculation 36,207 Impact of benefit from note hedge — Shares used in Adjusted non-GAAP diluted EPS calculation 36,207

Financial Results by Offering Category

US Dollars in $000s	Q3-20	Q4-20	FY 2020	Q1-21	Q2-21	Q3-21	Q4-21	FY 2021	Q1-22	Q2-22	Q3-22
Consolidated IEI by Offering Category											
Hardware	$ 1,173,151	$ 1,399,661	$ 5,068,073	$ 1,315,025	$ 1,350,944	$ 1,592,495	$ 1,631,046	$ 5,889,510	$ 1,673,588	$ 1,731,116	$ 1,572,275
Software	488,417	589,677	2,104,082	577,995	538,234	531,744	582,644	2,230,617	636,699	618,126	596,922
Total Products	1,661,568	1,989,338	7,172,155	1,893,020	1,889,178	2,124,239	2,213,690	8,120,127	2,310,287	2,349,242	2,169,197
Agent Services	107,061	117,617	456,746	119,587	142,955	122,632	136,513	521,687	126,049	168,373	138,617
Insight Delivered Services	167,849	184,360	711,678	180,461	197,368	200,650	215,820	794,299	214,514	225,762	226,540
Total Services	274,910	301,977	1,168,424	300,048	340,323	323,282	352,333	1,315,986	340,563	394,135	365,157
Total Net Sales	$ 1,936,478	$ 2,291,315	$ 8,340,579	$ 2,193,068	$ 2,229,501	$ 2,447,521	$ 2,566,023	$ 9,436,113	$ 2,650,850	$ 2,743,377	$ 2,534,354
Product Cost	$ 1,500,312	$ 1,808,504	$ 6,497,001	$ 1,721,258	$ 1,715,729	$ 1,930,096	$ 2,013,825	$ 7,380,908	$ 2,107,209	$ 2,135,895	$ 1,956,679
Services Cost	128,603	140,157	543,636	140,336	147,089	152,880	167,343	607,648	164,780	169,593	$ 178,417
Total Cost of Goods Sold	$ 1,628,915	$ 1,948,661	$ 7,040,637	$ 1,861,594	$ 1,862,818	$ 2,082,976	$ 2,181,168	$ 7,988,556	$ 2,271,989	$ 2,305,488	$ 2,135,096
Product Gross Profit	$ 161,256	$ 180,834	$ 675,154	$ 171,762	$ 173,449	$ 194,143	$ 199,865	$ 739,219	$ 203,078	$ 213,347	$ 212,518
Services Gross Profit	146,307	161,820	624,788	159,712	193,234	170,402	184,990	708,338	175,783	224,542	$ 186,740
Total Gross Profit	$ 307,563	$ 342,654	$ 1,299,942	$ 331,474	$ 366,683	$ 364,545	$ 384,855	$ 1,447,557	$ 378,861	$ 437,889	$ 399,258
% of Total Net Sales											
Hardware	61%	61%	61%	60%	61%	65%	64%	62%	63%	63%	62%
Software	25%	26%	25%	26%	24%	22%	23%	24%	24%	23%	24%
Total Products	86%	87%	86%	86%	85%	87%	86%	86%	87%	86%	86%
Agent Services	6%	5%	5%	5%	6%	5%	5%	6%	5%	6%	5%
Insight Delivered Services	9%	8%	9%	8%	9%	8%	8%	8%	8%	8%	9%
Total Services	14%	13%	14%	14%	15%	13%	14%	14%	13%	14%	14%
% of Total Services Net Sales											
Agent Services	39%	39%	39%	40%	42%	38%	39%	40%	37%	43%	38%
Insight Delivered Services	61%	61%	61%	60%	58%	62%	61%	60%	63%	57%	62%

Note: Numbers may not foot due to immaterial rounding

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29

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 30 Appendix - Convertible Senior Notes Insight is required to settle the convertible notes principal/par value in cash with the excess being settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”). The DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12). The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below: Diluted Earnings Per Share (DEPS) incremental number of shares for various NSIT stock price examples:

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 31 Appendix - Convertible Senior Notes * No automatic redemption trigger, expect convertible notes will remain outstanding for foreseeable future. GAAP diluted earnings per share (DEPS) are for reporting purposes only, no incremental shares were actually issued. ** Principal amount would be settled in cash and only premium above $103.12 would result in actual shares being issued Insight Convertible Senior Notes - $350 Million Relevant NSIT stock prices: • Price at issuance - $51.56 • Conversion ratio price equivalent - $68.32 • Sales price conversion trigger - $88.82 • Bond hedge strike price - $68.32 • Warrants strike price - $103.12 Potential dilution to existing shareholders** Triggered potential additional shares in GAAP DEPS*